UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2005

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On September 29, 2005, The Detroit Edison Company (“Detroit Edison”) entered into a First Amendment to Note Purchase Agreement with a group of institutional investors to correct the references to the supplemental indenture, described under Item 2.03 below, under which Detroit Edison agreed to issue its senior notes described therein. The Form of this First Amendment to Note Purchase Agreement is filed as Exhibit 10.1 to this Current Report.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
     On September 29, 2005, Detroit Edison closed on the issuance and sale to a group of institutional investors in a private placement transaction of $100,000,000 aggregate principal amount of its 2005 Series C 5.19% Senior Notes due October 1, 2023 (the “Notes”) pursuant to a Note Purchase Agreement dated as of July 22, 2005, as amended by the First Amendment to Note Purchase Agreement dated as of September 29, 2005. Reference is made to the information contained under Item 1.01 of this Current Report for additional information.
     Detroit Edison and J.P. Morgan Trust Company, National Association, as successor trustee, entered into a supplemental indenture dated as of September 15, 2005 in connection with the issuance by Detroit Edison on September 29, 2005 of the Notes. The Notes have not been registered under the Securities Act of 1933 (“Securities Act”) or under the securities laws of any jurisdiction. The Notes are subject to certain restrictions on transfer and may only be sold in transactions exempt from, or not subject to, the registration requirements of the Securities Act.
     Interest accrues on the Notes at 5.19% per annum and is payable on October 1 and April 1 of each year, beginning April 1, 2006. The Notes may be redeemed at Detroit Edison’s option, in whole or in part, at any time. The Notes are secured by a corresponding series of Detroit Edison’s General and Refunding Mortgage Bonds, 2005 Series C (the “Bonds”). The Bonds were issued pursuant to a supplemental indenture between Detroit Edison and J.P. Morgan Trust Company, National Association, as successor trustee, dated as of September 15, 2005.
     The supplemental indentures are filed as exhibits to this Current Report, and the description of each document above is qualified in its entirety by reference to the supplemental indentures and the First Amendment to Note Purchase Agreement filed herewith.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
4.1	Eighteenth Supplemental Indenture, dated as of September 15, 2005, to the Collateral Trust Indenture, dated as of June 30, 1993, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as successor trustee, providing for 2005 Series C 5.19% Senior Notes due October 1, 2023.

4.2	Supplemental Indenture, dated as of September 15, 2005, to the Mortgage and Deed of Trust, dated as of October 1, 1924, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as successor trustee, providing for General and Refunding Mortgage Bonds, 2005 Series C.
10.1	First Amendment to Note Purchase Agreement, dated as of September 29, 2005.
     Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in each of DTE Energy’s and Detroit Edison’s 2004 Form 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: October 5, 2005

DTE ENERGY COMPANY (Registrant)
/s/ N.A. Khouri
N.A. Khouri
Vice President and Treasurer

THE DETROIT EDISON COMPANY (Registrant)
/s/ N.A. Khouri
N.A. Khouri
Vice President and Treasurer

               Exhibit Index

Exhibit
Number	Description

4.1	Eighteenth Supplemental Indenture, dated as of September 15, 2005, to the Collateral Trust Indenture, dated as of June 30, 1993, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as successor trustee, providing for 2005 Series C 5.19% Senior Notes due October 1, 2023.

4.2	Supplemental Indenture, dated as of September 15, 2005, to the Mortgage and Deed of Trust, dated as of October 1, 1924, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as successor trustee, providing for General and Refunding Mortgage Bonds, 2005 Series C.

10.1	First Amendment to Note Purchase Agreement, dated as of September 29, 2005.